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                                                                     EXHIBIT 3.9

                                                        State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                  Delivered 03:27 PM 10/29/2004
                                                    FILED 03:27 PM 10/29/2004
                                                   SRV 040783421 - 2945491 FILE


                              AMENDED AND RESTATED

                            CERTIFICATE OF FORMATION

                                       OF

                      DRESSER-RAND GLOBAL SERVICES, L.L.C.


                       Pursuant to Section 18-208 of the
                     Delaware Limited Liability Company Act



     1. The name of the limited liability company is Dresser-Rand Global Services, L.L.C. (the "Company"). The original Certificate of Formation of the Company was filed on September 16, 1998.

     2. The Certificate of Formation of the Company is hereby amended and restated in its entirety as follows:

          "1. The name of the limited liability company is Dresser-Rand Global Services, L.L.C.

          2. The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company."
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     IN WITNESS WHEREOF, the undersigned authorized person has duly executed this Certificate of Amendment this 29th day of October, 2004.

                    DRESSER-RAND GLOBAL SERVICES, L.L.C.

                    By: Dresser-Rand Company, its sole member
                    By: Dresser-Rand Group Inc., its general partner

                    By: /s/ Thomas R. Denison
                    --------------------------------------------
                    Name: Thomas R. Denison
                    Title: President

                    By: Dresser-Rand LLC, its general partner
                    By: Dresser-Rand Group Inc., its sole member

                    By: /s/ Thomas R. Denison
                    --------------------------------------------
                    Name: Thomas R. Denison
                    Title: President